                                                                   Exhibit 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 1994, in Amendment No. 3 to the Registration Statement (Form S-3 No. 33-52493) and the related Prospectus of Terra Industries Inc.




                                       /s/ Ernst & Young LLP
                                       ________________________
                                       Ernst & Young LLP

Tulsa, Oklahoma

October 11, 1994